EXHIBIT 10.2
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                         NATIONAL PENN BANCSHARES, INC.

                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                     (As amended through September 26, 2001)


         The purposes of the Non-Employee Directors' Stock Option Plan (the "Plan") are to promote the long-term success of National Penn Bancshares, Inc. (the "Corporation") by creating a long-term mutuality of interests between the non-employee Directors and shareholders of the Corporation, to provide an additional inducement for such Directors to remain with the Corporation and to provide a means through which the Corporation may attract able persons to serve as Directors of the Corporation.


                                    SECTION 1

                                 Administration

         The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board.

         The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

         The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding. No discretion concerning decisions regarding the Plan shall be exercised by any person other than the Committee.

         Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

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                                    SECTION 2

                         Shares Available under the Plan

         The total number of shares which may either be issued pursuant to or be subject to outstanding stock options granted under the Plan is limited to 150,000 shares of Common Stock, par value $2.50 per share, of the Corporation (the "Common Stock"), subject to adjustment and substitution as set forth in
Section 5. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

                                    SECTION 3

                             Grant of Stock Options

         On January 2 or, if January 2 is not a day on which the principal market for the Common Stock is open for trading, then on the first such trading day, of each of the years 1995 through 2004, each person who is then a member of the Board of Directors of the Corporation (the "Board") and who is not then an employee of the Corporation or any of its subsidiaries (a "non-employee Director") shall be granted a "nonstatutory stock option" (i.e., a stock option which does not qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) to purchase 500 shares of Common Stock; provided, however, that on January 3, 1995, each non-employee Director shall instead be granted a "non-statutory stock option" to purchase the number of shares of Common Stock equal to 500 times the number of complete calendar years prior to 1995 in which such Director served as a member of the Board or as a member of the board of directors of the Corporation's wholly-owned subsidiary, National Penn Bank. If the number of shares remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted an option for 500 shares on any grant date after 1995, then each non-employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.


                                    SECTION 4

                      Terms and Conditions of Stock Options

         Stock options granted under the Plan shall be subject to the following terms and conditions:




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         (A) The purchase price at which each stock option may be exercised (the
"option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, determined as provided in Section 4(G).

         (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in
Section 4(G), equal to the option price of the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock that have been held for less than one year may be delivered in payment of the option price of a stock option. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise, the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 2. To the extent permitted by applicable law and regulations, the Committee may, in its discretion, approve an arrangement with a brokerage firm under which such brokerage firm, on behalf of the person electing to exercise the option, pays to the Corporation the full purchase price of the shares being purchased together with an amount equal to any taxes which the Corporation is required to withhold in connection with the exercise of the option, and the Corporation, pursuant to an irrevocable notice from such person, delivers the shares being purchased to such brokerage firm.

         (C) No stock option shall be exercisable by a grantee while a Director prior to the second anniversary of the date of grant, and no stock option shall be exercisable in any event during the first six months of its term except in the case of death or disability as provided in Section 4(E). No stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

         (D) No stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative.



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         (E) If a grantee  ceases to be a Director  of the  Corporation  for any reason, any outstanding stock options held by the grantee shall be exercisable and shall terminate according to the following provisions:

                  (i) If a grantee ceases to be a Director for any reason other than resignation before reaching the age for mandatory retirement under the Corporation's bylaws (unless such resignation is due to "permanent and total disability" (as defined in Section 22(e)(3) of the Code)), removal for cause or death, any then outstanding stock option held by such grantee (whether or not exercisable by the grantee immediately prior to ceasing to be a Director) shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three years after the date the grantee ceases to be Director, whichever is the shorter period, provided that, except in the case of a grantee who is disabled within the meaning of 422(c)(6) of the Code (a "Disabled Grantee"), in no event shall the option be exercisable during the first six months of its term; for options granted after September 26, 2001, "five" shall be substituted for "three" in the preceding sentence;

                  (ii) If, during his term of office as a Director, a grantee resigns from the Board before reaching the age for mandatory retirement under the Corporation's bylaws (unless such resignation is due to "permanent and total disability" (as defined in Section 22(e)(3) of the Code)), or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall, in the case of resignation only, be exercisable by the grantee at any time prior to the expiration date of such stock option or within three months after the date of resignation, whichever is the shorter period, and in the case of removal only, shall terminate and lapse immediately;

                  (iii) Following the death of a grantee during service as a Director, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee, at any time prior to the expiration date of such stock option or within three years after the date of death, whichever is the shorter period; for options granted after September 26, 2001, "five" shall be substituted for "three" in the preceding sentence;

                  (iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is


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exercisable,  any  outstanding  stock  option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the will of the grantee or by such legal representative (but only to the extent, and for the period of time, the stock option was exercisable by the grantee immediately prior to the death of the grantee).

                  A stock option held by a grantee who has ceased to be a Director shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 4(E). Whether a grantee is a Disabled Grantee shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

         (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the President or any Vice President and by the grantee.

         (G) Fair market value of the Common Stock shall be one of the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon):
(a) if the Common Stock is listed on the New York Stock Exchange, the closing sale price per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the closing sale price per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "1934 Act") on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the closing sale price per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period before such date, then fair market value shall be equal to the closing sale price per share of the Common Stock as so quoted on the nearest date before the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period before the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the mean between such bona fide bid and asked prices on the nearest trading date before the date as of which fair market value is to be determined, if such date is within a reasonable period. If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 4(G) for the date as of which fair market value is to be determined, the


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Committee  shall in good faith  determine  the fair  market  value of the Common
Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         (H) The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed, or upon NASDAQ if the Common Stock shares are then listed on NASDAQ, and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

         Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 4(F), or an amendment thereto.


                                    SECTION 5

                      Adjustment and Substitution of Shares

         If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock options, the number of shares of the Common Stock to be subject to any stock option thereafter granted, and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

         If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, for each share of the Common Stock which would otherwise be subject to any stock option thereafter granted, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind


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of shares of stock or other securities into which each outstanding  share of the
Common Stock shall be so changed or for which each such share shall be exchangeable.

         In case of any  adjustment  or  substitution  as  provided  for in this
Section 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

         No adjustment or substitution provided for in this Section 5 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.


                                    SECTION 6

                       Additional Rights in Certain Events

         (A)  Definitions.

         For purposes of this Section 6, the following terms shall have the following meanings:

                  (1) "Affiliate," "Associate," and "Parent" shall have the respective meanings set forth in Rule 12b-2 under the 1934 Act as in effect on the effective date of the Plan.

                  (2) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act.

                  (3) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

                  (4) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote).


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                  (5) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

                  (6) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined Voting Power of all classes of stock in one of the other corporations in the chain.

                  (7) "Section 6 Event" shall mean the date upon which any of the following events occurs:

                           (a) The Corporation acquires actual knowledge that
any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 25% or more of the Voting Power of the Corporation;

                           (b) (i) A Tender Offer is made to acquire securities
of the Corporation entitling the holders thereof to 50% or more of the Voting Power of the Corporation; or (ii) Voting Shares are first purchased pursuant to any other Tender Offer; or

                           (c) At any time less than 60% of the members of the
Board shall be individuals who were either (i) Directors on the effective date of the Plan or (ii) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing for the membership of such individuals on the Board) of at least two-thirds of the Directors then still in office who were Directors on the effective date of the Plan or who were so approved.

         (B)  Acceleration of the Exercise Date of Stock Options.

         Notwithstanding any other provision contained in the Plan, in case any "Section 6 Event" occurs, all outstanding stock options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms, provided that, except as provided in Section 4(E), in no event shall a stock option be exercisable during the first six months of its term.




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                                    SECTION 7

                        Effect of the Plan on the Rights
                       of the Corporation and Shareholders

         Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the Corporation or interfere in any way with the rights of the shareholders of the Corporation or the Board to elect and remove Directors.


                                    SECTION 8

                            Amendment and Termination

         The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed, (b) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option, other than to comport to changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder, or (c) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

         Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any


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stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 4(F) within such reasonable time as the Committee shall specify in such request.


                                    SECTION 9

                       Effective Date and Duration of Plan

         The effective date and date of adoption of the Plan shall be December 28, 1994, the date of adoption of the Plan by the Board, provided that on or prior to December 1, 1995 such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the Corporation represented, in person or by proxy, and entitled to vote at a duly called and convened meeting of such holders. Notwithstanding any other provision contained in the Plan, no stock option granted under the Plan may be exercised until after such shareholder approval, and in the event such shareholder approval is not granted, each such stock option shall be null and void. No stock option may be granted under the Plan subsequent to January 3, 2004.






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